UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2010
NexMed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant

On August 16, 2010, NexMed, Inc. (the “Company”) was notified that its independent registered public accounting firm, Amper, Politziner and Mattia, LLP (“Amper”), combined its practice with that of Eisner LLP (“Eisner”) and the name of the combined practice operates under the name EisnerAmper LLP.  The Audit Committee of the Company’s Board of Directors has approved the engagement of EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2008 and December 31, 2009 and through the date of this Current Report on Form 8-K, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Amper on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report was qualified by uncertainty as to the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2009 and during each subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

 The Company has provided Amper a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated August 19, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

16.1	Letter of Amper, Politziner and Mattia, LLP to Securities and Exchange Commission, dated August 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

Date: August 19, 2010